                                                                    EXHIBIT 10.8


     NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF ONEX SERVICE PARTNERS OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.

                       MONITORING AND OVERSIGHT AGREEMENT

         THIS MONITORING AND OVERSIGHT AGREEMENT (this "Agreement") is made and entered into effective as of January 1, 1999, among CustomerONE Corporation, a Delaware corporation (together with its successors, the "Company") CustomerONE Holding Corporation, a Delaware corporation (together with its successors, "Holdings") LCS Industries, Inc., a Delaware corporation, Catalog Liquidators, Inc., a Delaware corporation, LCS Canada, Inc., a Delaware corporation, Catalog Resources, Inc., a Delaware corporation, LCS Industries Ltd., a corporation organized under the laws of the United Kingdom, Spec Holdings, Inc., a New York corporation, The SpeciaLISTS Ltd., a New York corporation, Computer Marketing Systems, Inc., a New York corporation, 1293219 Ontario Inc., a corporation organized under the laws of the province of Ontario, Canada, 1293220 Ontario Inc., a corporation organized under the laws of the province of Ontario, Canada, ClientLogic Canada Corporation, a corporation organized under the laws of the province of Ontario, Canada, The Ivy Group Limited, a corporation organized under the laws of the United Kingdom, Professional Support Centre Limited, a corporation organized under the laws of the United Kingdom, UCA&L Limited, a corporation organized under the laws of Ireland, together with any subsidiary that may hereafter become a party hereto ("Subsidiaries," and together with the Company and Holdings, the "Clients") and Onex Service Partners, a New York general partnership (together with its successors, "QSP").

         1. Retention. The Clients hereby acknowledge that they have retained OSP to, and OSP acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, OSP will, provide financial oversight and monitoring services to the Clients as requested by the board of directors of Holdings during the term of this Agreement.

         2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof and (ii) the date on which Onex Corporation, a corporation organized under the laws of the province of Ontario, Canada ("Onex"), or its successors, and their respective affiliates shall cease to own beneficially, directly or indirectly, any securities of any of the Clients or their respective successors.

         3. Compensation.

         (a) As compensation for OSP's services to the Clients under this Agreement, the Clients hereby irrevocably agree, jointly and severally, to pay to OSP an annual fee (the "Monitoring Fee") of US$600,000 (the "Base Fee"), prorated on a daily basis for any partial calendar year during the term of this Agreement. The Monitoring Fee shall be payable in equal quarterly installments on each January 1, April 1, July 1 and October 1 during the term of this Agreement (each a "Payment Date"), beginning with the first Payment Date following the date hereof All payments shall be made by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as OSP may hereafter designate in writing). Notwithstanding the foregoing, payment of a Monitoring Fee pursuant to this Section 3 will only be made to the extent payment of such Monitoring Fee does not result in an event of default or violate any provision of any agreement for indebtedness of the Clients, both before and after giving effect to payment of such Monitoring Fee.

         (b) All past due payments in respect of the Monitoring Fee shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the prime commercial lending rate per annum of Toronto Dominion (Texas), Inc. or its successors (which rate is a reference rate and is not necessarily its lowest or best rate of interest actually charged to any customer) (the "Prime Rate") as in effect from time to time, plus one percent (1.0%), from the due date of such payment to and including the date on which payment is made to OSP in full, including such interest accrued thereon.

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients agree, jointly and severally, to pay or reimburse OSP for all "Reimbursable Expenses," which shall consist of all reasonable disbursements and out-of-pocket expenses (including, without limitation, costs of travel, postage, deliveries, communications, etc.) incurred by OSP or its affiliates for the account of any Client or in connection with the performance by OSP of the services contemplated by Section 1 hereof. Promptly (but not more than 10 days) after request by or notice from OSP, the applicable Client shall pay OSP, by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as OSP may hereafter designate in writing), the Reimbursable Expenses for which OSP has provided such Client invoices or reasonably detailed descriptions. All past due payments in respect of the Reimbursable Expenses shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the Prime Rate plus 1.0% from the Payment Date to and including the date on which such Reimbursable Expenses plus accrued interest thereon are fully paid to OSP. Notwithstanding the foregoing, the payment or reimbursement of any Reimbursable Expenses pursuant to this Section 4 will only be made to the extent such payment or reimbursement does not result in an event of default or violate any provision of any agreement for indebtedness of the Clients, both before and after giving effect to such payment or reimbursement.

         5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of OSP, its affiliates, and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents and employees (OSP, its affiliates, and such other specified persons being collectively referred to as "Indemnified Persons," and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person's negligence and reasonable fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of OSP's engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with OSP's acting pursuant to OSP's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from OSP's bad faith, gross negligence or willful misconduct. The Clients also agree that neither OSP nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from OSP's bad faith, gross negligence or willful misconduct. The Clients further agree that none of them will, without the prior written consent of OSP, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of OSP and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF OSP OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that OSP and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against OSP or any other Indemnified Person.

         It is understood that, in connection with OSP's engagement, OSP may also be engaged to act for a Client or Clients in one or more additional capacities, and that the terms of this engagement or any such additional engagement(s) may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

         Each of the Clients further understands and agrees that if OSP is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         6. Confidential Information. In connection with the performance of the services hereunder, OSP agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its subsidiaries to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes or trade secrets are publicly available or otherwise available to OSP without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New York, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Southern District of New York, sitting in New York County, New York, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in New York County, New York, the United States of America, for the purpose of any suit, action, or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to
Section 5 hereof, (b) waives, and agrees not to assert in any such suit, action, or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such suit, action, or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action, or proceeding. Each of the parties consents to process being served in any such suit, action, or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of OSP, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Other Understandings. All discussions, understanding and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto. All calculations of the Monitoring Fee and Reimbursable Expenses shall be made by OSP and, in the absence of mathematical error, shall be final and conclusive.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                             ONEX SERVICE PARTNERS

                                             By: /s/ THOMAS O. HARBISON
                                                --------------------------------
                                                Thomas O. Harbison,
                                                its Managing Director


                                             CUSTOMERONE CORPORATION

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             CUSTOMERONE HOLDING CORPORATION

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             LCS INDUSTRIES, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer

                                             CATALOG LIQUIDATORS, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer



                                             LCS CANADA, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             CATALOG RESOURCES, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             LCS INDUSTRIES LTD.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer

                                             SPEC HOLDINGS, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             THE SPECIALISTS LTD.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             COMPUTER MARKETING SYSTEMS, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             1293219 ONTARIO INC.

                                             By: /s/ THOMAS P. DEA
                                                --------------------------------
                                             Name: Thomas P. Dea
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             1293220 ONTARIO INC.

                                             By: /s/ THOMAS P. DEA
                                                --------------------------------
                                             Name: Thomas P. Dea
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             CLIENTLOGIC CANADA CORPORATION


                                             By: /s/ THOMAS P. DEA
                                                --------------------------------
                                             Name: Thomas P. Dea
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             THE IVY GROUP LIMITED

                                             By: /s/ STEVEN M. KAWALICK
                                                --------------------------------
                                                Steven M. Kawalick
                                                Company Secretary


                                             PROFESSIONAL SUPPORT CENTRE LIMITED

                                             By: /s/ STEVEN M. KAWALICK
                                                --------------------------------
                                                Steven M. Kawalick
                                                Company Secretary

                                             UCA&L LIMITED

                                             By: /s/ KARL CRAVEN
                                                --------------------------------
                                             Name: Karl Craven
                                                  ------------------------------
                                             Title: Financial Controller
                                                   -----------------------------